UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 10, 2006



                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                                on behalf of the
                      GMACM Home Equity Loan Trust 2006-HE4
             (Exact name of registrant as specified in its charter)

            Delaware                   333-131211-11             41-1955181
  ----------------------------    -----------------------    --------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
       incorporation)                                        Identification No.)

           8400 Normandale Lake Blvd., Suite 250 Minneapolis, MN 55437
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (952) 857-7000

                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 -- OTHER EVENTS

ITEM 8.01.     OTHER EVENTS.

        On September 27, 2006, Residential Asset Mortgage Products, Inc. caused the issuance and sale of the GMACM Home Equity Loan-Backed Term Notes, Series 2006-HE4, pursuant to the Indenture, dated as of September 27, 2006, between GMACM Home Equity Loan Trust 2006-HE4, as issuer and JPMorgan Chase Bank, National Association, as Indenture Trustee.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01(D).  EXHIBITS.

        Exhibits (execution copies). The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

        4.1 Servicing Agreement, dated as of September 27, 2006, among GMAC Mortgage Corporation, as servicer, the GMACM Home Equity Loan Trust 2006-HE4, as issuer, and JPMorgan Chase Bank, National Association, as indenture trustee.

        4.2    Trust  Agreement,   dated  as  of  September  27,  2006,  between
               Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

        4.3 Indenture, dated as of September 27, 2006, between the GMACM Home Equity Loan Trust 2006-HE4, as issuer, and JPMorgan Chase Bank, National Association, as indenture trustee.

        10.1 Mortgage Loan Purchase Agreement, dated as of September 27, 2006, among GMAC Mortgage Corporation, as seller and servicer, Walnut Grove Mortgage Loan Trust 2003-A, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Equity Loan Trust 2006-HE4, as issuer, and JPMorgan Chase Bank, National Association, as indenture trustee.

        10.2 The Financial Guaranty Insurance Policy, dated as of September 27, 2006, Policy No. 48573, issued by MBIA Insurance Corporation.


        99.1   Mortgage Loan Schedule

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RESIDENTIAL ASSET MORTGAGE
                                         PRODUCTS, INC.



                                         By:  /s/ Patricia C. Taylor
                                              -------------------------------
                                             Name:   Patricia C. Taylor
                                             Title:  Vice President



Dated:  October 6, 2006

                                  Exhibit Index


Exhibit

4.1 Servicing Agreement, dated as of September 27, 2006, among GMAC Mortgage Corporation, as servicer, the GMACM Home Equity Loan Trust 2006-HE4, as issuer, and JPMorgan Chase Bank, National Association, as indenture trustee.

4.2 Trust Agreement, dated as of September 27, 2006, between Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

4.3  Indenture,  dated as of September  27, 2006,  between the GMACM Home Equity
     Loan  Trust  2006-HE4,   as  issuer,  and  JPMorgan  Chase  Bank,  National
     Association, as indenture trustee.

10.1 Mortgage Loan Purchase Agreement, dated as of September 27, 2006, among GMAC Mortgage Corporation, as seller and servicer, Walnut Grove Mortgage Loan Trust 2003-A, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Equity Loan Trust 2006-HE4, as issuer, and JPMorgan Chase Bank, National Association, as indenture trustee.

10.2 The Financial Guaranty Insurance Policy, dated as of September 27, 2006, Policy No. 48573, issued by MBIA Insurance Corporation.

99.1 Mortgage Loan Schedule